UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 13, 2015

CombiMatrix Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-33523	47-0899439
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

310 Goddard, Suite 150
Irvine, CA 92618

(Address of principal executive offices, including zip code)

(949) 753-0624

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c))

Item 1.01.                                        Entry into a Material Definitive Agreement.

Series E Preferred Stock Financing

On February 13, 2015, CombiMatrix Corporation (the “Company”) and certain accredited institutional pre-existing investors (the “Investors”) entered into a securities purchase agreement (the “Series E Purchase Agreement”), pursuant to which the Company will sell an aggregate of up to 1,542,000 shares (the “Common Shares”) of Common Stock (the “Common Stock”) at a price of $1.75 per share, an aggregate of up to 2,201.50 shares of Series E 6% Convertible Preferred Stock (the “Series E Preferred Stock”) and warrants to purchase up to an aggregate of 700,000 shares of Common Stock at an exercise price of $1.97 per share, which was the consolidated closing bid price of the Company’s Common Stock on Nasdaq immediately prior to entering into the Series E Purchase Agreement (the “Series E Warrants”, and the transactions contemplated by the Series E Purchase Agreement, the “Series E Financing”).  The Series E Preferred Stock and Series E Warrants will be sold in a fixed combination consisting of one share of Series E Preferred Stock and a Series E Warrant to purchase approximately 317.965 shares of Common Stock.  Each fixed combination of Series E Preferred Stock and Series E Warrants will be sold at a price of $1,000.00.  The Series E Preferred Stock to be sold is convertible into an aggregate of 1,258,000 shares of Common Stock at an initial conversion price of $1.75 per share.  The Series E Preferred Stock is not convertible into greater than 19.99% (when aggregated with the Common Shares) of the Company’s outstanding Common Stock unless stockholder approval is obtained.  The closing under the Series E Purchase Agreement is expected to occur on or prior to February 20, 2015, subject to satisfaction of customary closing conditions set forth in the Series E Purchase Agreement.

Pursuant to the Certificate of Designation of Preferences, Rights and Limitations of Series E 6% Convertible Preferred Stock filed by the Company with the Delaware Secretary of State on February 13, 2015 (the “Certificate of Designation”), the Series E Preferred Stock is non-voting (except to the extent required by law and except for certain consent rights relating to amending the certificate of incorporation or bylaws, and the like), but ranks senior to the Common Stock with respect to dividends and with respect to distributions upon a deemed dissolution, liquidation or winding-up of the Company.  Each share of Series E Preferred Stock carries a 6% per annum dividend that will begin accruing six months after the closing under the Series E Purchase Agreement and will be payable only in cash.  Until the volume weighted average price of the Company’s Common Stock on Nasdaq exceeds 200% of the conversion price of the Series E Preferred Stock for ten consecutive trading days, the Series E Preferred Stock is subject to full ratchet price based anti-dilution protection (subject to the limits imposed by General Instruction I.B.6. of Form S-3).

The Series E Warrants being issued in connection with the Series E Preferred Stock will have a 5 ½ year term and will have a cashless exercise provision in the event there is no effective registration statement covering the Common Stock issuable upon exercise of the Series E Warrants. The Series E Warrants will not be exercisable for the first six months following issuance.  The Series E Warrants are not subject to price based anti-dilution protection.  Subject to the beneficial ownership limitation described below, if, after the one year anniversary of the closing, the volume weighted average price of the Company’s Common Stock on Nasdaq exceeds 200% of the exercise price for ten consecutive trading days, then the Company has the right to, within one trading day thereafter, call for cancellation of up to 50% of the Series E Warrants for consideration equal to $0.001 per share of Common Stock underlying the Series E Warrants.  The Company may not exercise its call rights if, among other things, there is no effective registration statement registering the shares of Common Stock issuable upon exercise of the Series E Warrants or the prospectus contained in the registration statement is not available for the issuance of the shares of Common Stock issuable upon exercise of the Series E Warrants.

Pursuant to the terms of the Series E Purchase Agreement, the Company has also agreed with the Investors that while such Investor holds Series E Preferred Stock and Series E Warrants, the Company will not effect or enter into an agreement to effect a “Variable Rate Transaction,” which means a transaction in which the Company: (i) issues or sells any convertible securities either (A) at a conversion, exercise or exchange rate or other price that is based upon and/or varies with the trading prices of, or quotations for, the shares of the Common Stock at any time after the initial issuance of such convertible securities, or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such convertible securities or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company; or (ii) enters into any agreement (including, without limitation, an equity line of credit) whereby the Company may sell securities at a future determined price.

The Company has also agreed with the Investors pursuant to the Series E Purchase Agreement that, except under certain permitted circumstances: (i) until the later of the date that is six months from the closing or 30 days following the date on which less than 7.5% of the Series E Preferred Stock remains outstanding, it will not issue, or enter into any agreement to issue, any shares of Common Stock or equivalents thereof; (ii) until the time that less than 7.5% of the Series E Warrants remain outstanding, neither the Company nor its subsidiaries will issue, or enter into any agreement to issue, Common Stock or equivalents thereof at a price below the exercise price of the Series E Warrants; (iii) until the time that less than 7.5% of the Series E Preferred Stock remains outstanding, neither the Company nor its subsidiaries will issue, or enter into any agreement to issue, Common Stock or equivalents thereof at a price below the conversion price of the Series E Preferred Stock unless all shares of Common Stock underlying the Series E Preferred Stock (taking into consideration the effect of the full adjustment of the anti-dilution provisions from such dilutive issuance) are permitted by General Instruction I.B.6. of Form S-3 to be issued under the registration statement; (iv) if the Company issues or agrees to issue securities within the six months following the closing under the Series E Purchase Agreement, and subject to the preexisting rights of other security holders, the Investors shall have the right of first refusal to purchase all of the securities on the same terms, conditions and price provided for in the proposed issuance of securities; and (v) the Company will indemnify the Investors against certain losses resulting from the Company’s breach of any of its representations, warranties, or covenants under agreements with the Investors, as well as under certain other circumstances described in the Series E Purchase Agreement.

The Investors have agreed to be subject to a blocker that (i) would prevent each of their respective  Common Stock ownership at any given time from exceeding 4.99% (which may be increased, but not above 9.99%) of the Company’s outstanding Common Stock; or (ii) would prevent the Company from issuing any shares of Common Stock to the Investors upon the conversion by such Investors of Series E Preferred Stock if the issuance of such shares to such Investor, when aggregated with all other shares of Common Stock sold to the Investors under the Series E Purchase Agreement together with all shares of Common Stock issued upon the conversion of Series E Preferred Stock, would result in the total issuance of Common Stock to exceed 19.99% of the Company’s outstanding Common Stock, without first obtaining the approval of the Company’s stockholders.  The Company has agreed to seek stockholder approval at a special stockholders’ meeting for the terms of the Series E Preferred Stock and the issuance and delivery in the aggregate of that number of shares of Common Stock exceeding 19.99% of the outstanding shares of Common Stock upon conversion of the Series E Preferred Stock.

The net proceeds to the Company from the sale and issuance of the Common Stock, Series E Preferred Stock and Series E Warrants, after deducting the estimated offering expenses borne by the Company, and excluding the proceeds, if any, from the exercise of the Series E Warrants, are expected to be approximately $4.75 million.  After giving effect to the sale and issuance of the Common Stock, Series E Preferred Stock and Series E Warrants, but without giving effect to the conversion of the Series E Preferred Stock and the exercise of the Series E Warrants, the Company will have 12,605,246 shares of Common Stock outstanding.  This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The offering described with respect to the Series E Financing herein was effected as a takedown off the Company’s shelf registration statement on Form S-3 (File No. 333-198848), which became effective on September 19, 2014, pursuant to a prospectus supplement filed with the Securities and Exchange Commission on February 13, 2015.

The foregoing summaries of the terms of the Series E Preferred Stock and the form of Series E Warrant to be issued to the Investors, and the terms of the Series E Purchase Agreement, are subject to, and qualified in their entirety by, such documents attached hereto as Exhibits 4.1, 4.2, 4.3 and 10.1, respectively, which are incorporated herein by reference.

Private Placement Warrant Financing

Substantially concurrently with the closing of the Series E Financing, on February 13, 2015, the Company entered into a separate securities purchase agreement (the “Warrant Purchase Agreement”) with selected accredited institutional pre-existing investors (the “Private Placement Investors”), pursuant to which the Company will sell to the Private Placement Investors warrants to purchase up to an aggregate of 1,540,000 shares of Common Stock (the

“Private Placement Warrants”, and the transactions contemplated by the Warrant Purchase Agreement, the “Warrant Financing”).  The Private Placement Warrants will be sold for an aggregate purchase price of $1,000.  The closing under the Warrant Purchase Agreement is expected to occur on or prior to February 20, 2015, subject to satisfaction of customary closing conditions set forth in the Warrant Purchase Agreement.

The Private Placement Warrants will not be issued unless and until the Company’s stockholders approve amending the Company’s Certificate of Incorporation to increase the Company’s authorized Common Stock in an amount sufficient to permit the issuance of the Common Stock issuable upon exercise of the Private Placement Warrants (the “Charter Amendment”).

When issued, each Private Placement Warrant will have an exercise price of $2.167 per share of common stock (subject to adjustment for stock splits and the like), which represents 110% of the consolidated closing bid price of the Company’s Common Stock on Nasdaq immediately prior to entering into the Warrant Purchase Agreement, and will be exercisable at any time after the six month anniversary of entering into the Warrant Purchase Agreement and on or prior to the close of business on the five year anniversary of the initial exercise date, subject to the beneficial ownership limitation described below.  The Private Placement Warrants are not subject to price based anti-dilution protection.  If, at the time of exercise of a Private Placement Warrant, there is no effective registration statement registering for resale the shares of Common Stock issuable upon exercise of the Private Placement Warrant, the holder may exercise the Private Placement Warrant on a cashless basis.  When exercised on a cashless basis, a portion of the Private Placement Warrant is cancelled in payment of the purchase price payable in respect of the number of shares of Common Stock purchasable upon such exercise.  Subject to the beneficial ownership limitation described below, if, after the one year anniversary of the date of entering into the Warrant Purchase Agreement, the volume weighted average price of the Company’s Common Stock on Nasdaq exceeds 200% of the Private Placement Warrant exercise price for ten consecutive trading days, then the Company may, within one trading day thereafter, call for cancellation of up to 50% of the Private Placement Warrants for consideration equal to $0.001 per share of Common Stock underlying the Private Placement Warrants.  The Company may not exercise its call rights if, among other things, there is no effective registration statement registering for resale the shares of Common Stock issuable upon exercise of the Private Placement Warrants.  Subject to limited exceptions, a holder of Private Placement Warrants will not have the right to exercise any portion of its Private Placement Warrants if the holder, together with its affiliates, would beneficially own in excess of 4.99% (which may be increased, but not above 9.99%) of the number of shares of the Company’s Common Stock outstanding immediately after giving effect to such exercise.

Pursuant to the terms of the Warrant Purchase Agreement, the Company has also agreed with the Private Placement Investors that while they hold any Private Placement Warrants, the Company will not effect or enter into an agreement to effect a “Variable Rate Transaction,” which means a transaction in which the Company: (i) issues or sells any convertible securities either (A) at a conversion, exercise or exchange rate or other price that is based upon and/or varies with the trading prices of, or quotations for, the shares of the Common Stock at any time after the initial issuance of such convertible securities, or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such convertible securities or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company; or (ii) enters into any agreement (including, without limitation, an equity line of credit) whereby the Company may sell securities at a future determined price.  The Company has also agreed with the Private Placement Investors pursuant to the Warrant Purchase Agreement that, except under certain permitted circumstances until the time that less than 7.5% of the Private Placement Warrants remain outstanding, neither the Company nor its subsidiaries shall issue, or enter into any agreement to issue, Common Stock or equivalents thereof at a price below the exercise price of the Private Placement Warrants.

The Company has also agreed in the Warrant Purchase Agreement that the terms of the of the Warrant Financing will be amended to the reflect the most favorable terms obtained by the Company in any future equity financing of the Company.

The Private Placement Warrants and the Common Stock underlying the Private Placement Warrants have not been registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.  The Company does not plan to register the Private Placement Warrants.  The Company has granted the Private Placement Investors certain piggyback registration rights.

The Company has agreed to seek stockholder approval at a special stockholders’ meeting for the Charter Amendment in connection with the Warrant Financing.

The foregoing summaries of the terms of the Private Placement Warrants to be sold to the Private Placement Investors and the Warrant Purchase Agreement are subject to, and qualified in their entirety by, such documents attached hereto as Exhibits 4.4 and 10.2, respectively, which are incorporated herein by reference.

Modification of Certain Outstanding Warrants

In connection with the purchase of the Private Placement Warrants, the Company has agreed to modify previously issued and outstanding warrants held by the Private Placement Investors that were issued on October 1, 2012, March 20, 2013, May 6, 2013 and June 28, 2013, to (i) reduce the exercise prices thereunder to $1.97, which represents the consolidated closing bid price of the Company’s Common Stock on Nasdaq immediately prior to the date the Company entered into the Warrant Purchase Agreement and (ii) prohibit the exercise of such modified warrants for a period of six months after the date of the modification and (iii) extend the exercise period of such modified warrants for an additional six months (such modifications, collectively, the “Warrant Modifications”).  Separately, the Company also has agreed to a Warrant Modification with a holder of warrants issued May 6, 2013 and June 28, 2013 solely in consideration for such holder’s waiver of certain preemptive rights.

Item 3.02.             Unregistered Sales of Equity Securities.

The information disclosed in Item 1.01 of this Current Report on Form 8-K with respect to the Warrant Financing and the Warrant Modifications is incorporated by reference into this Item 3.02. The sale and issuance of the Private Placement Warrants, the issuance of shares of Common Stock upon exercise of the Private Placement Warrants, and the Warrant Modifications, have been determined to be exempt from registration under the Securities Act of 1933 in reliance on Sections 3(a)(9) and 4(a)(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D promulgated thereunder as transactions by an issuer not involving a public offering.  The Private Placement Investors have represented that they are accredited investors, as that term is defined in Regulation D, and either a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act or a large institutional investor that is purchasing the Private Placement Warrants as a result of its substantive, pre-existing relationship with the Company.  The Private Placement Investors also have represented that they are acquiring the securities for investment purposes only and not with a view to or for sale in connection with any distribution thereof.

Item 3.03.             Material Modification to Rights of Security Holders.

The information disclosed in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.03              Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information disclosed in Item 1.01 of this Current Report on Form 8-K with respect to the Series E Financing is incorporated by reference into this Item 5.03.  On February 13, 2015, the Company filed with the Delaware Secretary of State a Certificate of Designation of Preferences, Rights and Limitations of Series E 6% Convertible Preferred Stock, that created the new Series E Preferred Stock, authorized 2,202 shares of Series E Preferred Stock and designated the preferences, rights and limitations of the Series E Preferred Stock, as described in Item 1.01 of this Current Report on Form 8-K.

Item 7.01.             Regulation FD Disclosure.

On February 13, 2015, the Company issued a press release announcing the Series E Financing, Warrant Financing and Warrant Modifications.  A copy of the press release is furnished herewith as Exhibit 99.1.

The information contained in this Item 7.01 and in Exhibit 99.1 attached to this report is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section, or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

This Current Report on Form 8-K contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995.  These statements are based upon the Company’s current expectations, speak only as of the date hereof and are subject to change.  All statements, other than statements of historical fact included in this press release, are forward-looking statements.  Forward-looking statements can often be identified by words such as “anticipates,” “expects,” “intends,” “plans,” “goal,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “could,” “potential,” “continue,” “ongoing,” similar expressions, and variations or negatives of these words and include, but are not limited to, the amount and use of proceeds the Company expects to receive from the offering, the closing of the offering and the conversion of the preferred stock and the exercise of the warrants. Such forward-looking statements are inherently subject to certain risks, trends and uncertainties, many of which the Company cannot predict with accuracy and some of which the Company might not even anticipate, and involve factors that may cause actual results to differ materially and adversely from those projected or suggested. Readers are cautioned not to place undue reliance on these forward-looking statements and are advised to consider the factors listed above together with the additional factors under the heading “Forward-Looking Statements” and “Risk Factors” in the Company’s Annual Report on Form 10-K, Quarterly Reports of Form 10-Q, and in other filings with the Securities and Exchange Commission.  The Company undertakes no obligation to revise or update publicly any forward-looking statements for any reason, except as required by law.

Item 9.01.             Financial Statements and Exhibits.

(a) Not Applicable.

(b) Not Applicable.

(c) Not Applicable.

(d) Exhibits.

4.1	Certificate of Designation of Preferences, Rights and Limitations of Series E 6% Convertible Preferred Stock

4.2	Specimen Series E 6% Convertible Preferred Stock Certificate

4.3	Form of Warrant to Purchase Common Stock (Series E Financing)

4.4	Form of Private Placement Warrant to Purchase Common Stock (Warrant Financing)

4.5	Form of Amendment of Outstanding Warrants

5.1	Opinion of Dorsey & Whitney LLP

10.1	Form of Securities Purchase Agreement dated as of February 13, 2015 (Series E Financing)

10.2	Form of Private Placement Securities Purchase Agreement dated as of February 13, 2015 (Warrant Financing)

23.1	Consent of Dorsey & Whitney LLP (included in Exhibit 5.1)

99.1	Press Release of CombiMatrix Corporation dated February 13, 2015 (furnished herewith pursuant to Item 7.01).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMBIMATRIX CORPORATION

Dated:	February 13, 2015	By:	/s/ SCOTT R. BURELL
Scott R. Burell, Chief Financial Officer

Exhibit Index

Exhibit Number	Description

4.1	Certificate of Designation of Preferences, Rights and Limitations of Series E 6% Convertible Preferred Stock

4.2	Specimen Series E 6% Convertible Preferred Stock Certificate

4.3	Form of Warrant to Purchase Common Stock (Series E Financing)

4.4	Form of Private Placement Warrant to Purchase Common Stock (Warrant Financing)

4.5	Form of Amendment of Outstanding Warrants

5.1	Opinion of Dorsey & Whitney LLP

10.1	Form of Securities Purchase Agreement dated as of February 13, 2015 (Series E Financing)

10.2	Form of Private Placement Securities Purchase Agreement dated as of February 13, 2015 (Warrant Financing)

23.1	Consent of Dorsey & Whitney LLP (included in Exhibit 5.1)

99.1	Press Release of CombiMatrix Corporation dated February 13, 2015 (furnished herewith pursuant to Item 7.01).